UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________________

SCHEDULE 14A

_________________________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Bluejay Diagnostics, Inc.

(Name of Registrant as Specified In Its Charter)

______________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

July 16, 2024

Dear Fellow Bluejay Diagnostics, Inc. Stockholders:

We invite you to attend a Special Meeting of Stockholders of Bluejay Diagnostics, Inc. on August 21, 2024 (the “Special Meeting”). The Special Meeting will begin at 1:00 p.m. local time at the corporate offices of Bluejay Diagnostics, Inc., 360 Massachusetts Avenue, Suite 203, Acton, MA 01720.

Information regarding each of the matters to be voted on at the Special Meeting is contained in the attached Proxy Statement and Notice of Special Meeting of Stockholders. The Notice of Special Meeting of Stockholders sets forth the proposals that will be presented at the Special Meeting, which are described in more detail in the Proxy Statement.

Your vote is very important to us. Even if you plan to attend the Special Meeting, we encourage all of our stockholders to review these proxy materials and vote your shares prior to the Special Meeting.

On behalf of the Board of Directors, thank you for your continued confidence and investment in Bluejay Diagnostics, Inc.

Very truly yours,
BLUEJAY DIAGNOSTICS, INC.
/s/ Neil Dey
Neil Dey
President and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials
for the Special Meeting of Shareholders to be Held on August 21, 2024:

An Electronic Copy of the Proxy Statement is available at
https://www.cstproxy.com/bluejaydx/sm2024

Bluejay Diagnostics, Inc.

360 Massachusetts Avenue, Suite 203

Acton, MA 01720

(844) 327-7078

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 21, 2024

TO THE STOCKHOLDERS OF BLUEJAY DIAGNOSTICS, INC.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Bluejay Diagnostics, Inc. (the “Company”) will be held at the corporate offices at 360 Massachusetts Avenue, Suite 203, Acton, MA 01720, on August 21, 2024 at 1:00 p.m., local time (the “Special Meeting”), for the following purposes, as described in the accompanying Proxy Statement:

Proposal 1.

To approve and adopt an amendment to the Company’s amended and restated certificate of incorporation, as amended, to increase the number of authorized shares of the Company’s common stock (the “Authorized Share Increase Proposal”);

Proposal 2.

To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of the Class C warrants to purchase common stock in connection with an offering and sale of securities of the Company that was consummated on June 28, 2024 (the “Class C Warrant Proposal”);

Proposal 3.

To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of the Class D warrants to purchase common stock in connection with an offering and sale of securities of the Company that was consummated on June 28, 2024 (the “Class D Warrant Proposal”); and

Proposal 4

To approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the Authorized Share Increase Proposal, the Class C Warrant Proposal or the Class D Warrant Proposal, if there are not sufficient votes at the Special Meeting to approve and adopt any or all of the Authorized Share Increase Proposal, the Class C Warrant Proposal or the Class D Warrant Proposal (the “Adjournment Proposal”).

These matters are more fully described in the Proxy Statement for the Special Meeting. Only stockholders of record at the close of business on June 24, 2024 will be entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof.

All stockholders are cordially invited to attend the Special Meeting. We are providing proxy material access to our stockholders via the Internet at https://www.cstproxy.com/bluejaydx/sm2024. Please give the proxy materials your careful attention.

In addition to its availability at https://www.cstproxy.com/bluejaydx/sm2024, the Proxy Statement is available for viewing, printing and downloading at https://ir.bluejaydx.com/.

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED.

By Order of the Board of Directors,
BLUEJAY DIAGNOSTICS, INC.
/s/ Neil Dey
Neil Dey
Chief Executive Officer and Director

Acton, Massachusetts

July 16, 2024

Your vote is important. Please vote.

All stockholders are encouraged to vote their shares in advance online or, if you requested printed copies of the proxy materials, by mail, to ensure that your vote will be represented at the Special Meeting. For more detailed information, see the section entitled “Voting Procedures” beginning on page 2 of this proxy statement.

Page
Information About the Special Meeting and Voting	1
Soliciting Proxies	2
Voting Procedures	2
Votes Required to Approve a Proposal	3
Tabulation and Reporting of Voting Results	4
Proxy Materials Are Available on the Internet	4
Proposal 1: To approve and adopt an amendment to the Company’s amended and restated certificate of incorporation, as amended, to increase the number of authorized shares of the Company’s common stock	5
Proposal 2: To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of the Class C warrants to purchase common stock in connection with an offering and sale of securities of the Company that was consummated on June 28, 2024	7
Proposal 3: To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of the Class D warrants to purchase common stock in connection with an offering and sale of securities of the Company that was consummated on June 28, 2024	10
Proposal 4: To approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the Authorized Share Increase Proposal, the Class C Warrant Proposal or the Class D Warrant Proposal, if there are not sufficient votes at the Special Meeting to approve and adopt any or all of the Authorized Share Increase Proposal, the Class C Warrant Proposal or the Class D Warrant Proposal.	13
Ownership Of Common Stock	14
Other Matters	15
Householding of Special Meeting Materials	15

i

Bluejay Diagnostics, Inc.

360 Massachusetts Avenue, Suite 203

Acton, MA 01720

PROXY STATEMENT FOR A SPECIAL MEETING OF STOCKHOLDERS

to be held on August 21, 2024

Information About the Special Meeting and Voting

This proxy statement (the “Proxy Statement”) and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or “Board”) of Bluejay Diagnostics, Inc., a Delaware corporation, for use at the Special Meeting of Bluejay Diagnostics, Inc.’s stockholders to be held at the 360 Massachusetts Avenue, Suite 203, Acton, MA 01720, on August 21, 2024 at 1:00 p.m., local time (the “Special Meeting”), and at any adjournments or postponements of the Special Meeting. This Proxy Statement and the accompanying proxy card were first made available to stockholders on or about July 16, 2024. This proxy statement summarizes the information you need to make an informed vote on the proposals to be considered at the Special Meeting. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card using the envelope provided. The terms “Bluejay,” “Company,” “we,” or “our” refer to Bluejay Diagnostics, Inc.

Purpose of the Special Meeting

We are holding the Special Meeting for the following purposes, which are described in more detail below in this Proxy Statement:

1.      To approve and adopt an amendment to the Company’s amended and restated certificate of incorporation, as amended, to increase the number of authorized shares of the Company’s common stock (the “Authorized Share Increase Proposal”);

2.      To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of the Class C warrants to purchase common stock in connection with an offering and sale of securities of the Company that was consummated on June 28, 2024 (the “Class C Warrant Proposal”);

3.      To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of the Class D warrants to purchase common stock in connection with an offering and sale of securities of the Company that was consummated on June 28, 2024 (the “Class D Warrant Proposal”);

4.      To approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the Authorized Share Increase Proposal, the Class C Warrant Proposal or the Class D Warrant Proposal, if there are not sufficient votes at the Special Meeting to approve and adopt any or all of the Authorized Share Increase Proposal, the Class C Warrant Proposal or the Class D Warrant Proposal (the “Adjournment Proposal”).

Participation in the Special Meeting

We will send this proxy statement, the attached Notice of Special Meeting and the enclosed proxy card on or about July 16, 2024 to all stockholders as of June 24, 2024 (the “Record Date”). Stockholders who owned shares of our common stock at the close of business on the Record Date are entitled to vote at the Special Meeting on all matters properly brought before the Special Meeting.

On the Record Date, we had 563,960 shares of issued and outstanding common stock entitled to vote at the Special Meeting.

Even if you plan to attend the Special Meeting in person, we encourage you to vote in advance of the Special Meeting as described in this proxy statement, so that your vote will be counted if you later decide not to attend the Special Meeting. If you wish to submit your votes before the Special Meeting, then you do not have to vote at the Special Meeting unless you wish to change your vote.

Soliciting Proxies

We have retained Saratoga Proxy Consulting LLC (“Saratoga Proxy”) to assist in soliciting proxies, and we expect to pay Saratoga Proxy a fee of $25,000, plus reimbursement of reasonable and customary expenses. We and our agents may solicit proxies by mail, electronic mail, telephone, facsimile, by other similar means or in person. Our directors, officers and other employees, without additional compensation, and employees of Saratoga Proxy may solicit proxies personally or in writing, by telephone, email or otherwise.

We will request brokers, banks or other nominees to forward copies of the soliciting materials to persons for whom they hold shares of our common stock and to request authority for the exercise of proxies. In such cases, we, upon the request of the broker, bank or other nominee, will reimburse such broker, bank or other nominee for their reasonable expenses. If you choose to access the proxy materials through the Internet, you are responsible for any Internet access charges you may incur.

Voting Procedures

Your vote is important no matter how many shares you own.    Please take the time to vote, and take a moment to read the instructions below. Choose the way to vote that is easiest and most convenient for you, and cast your vote as soon as possible.

If you are the “record holder” of your shares, meaning that you own your shares in your own name and not through a bank, broker or other nominee, you may vote in any of the following ways:

•        You may vote over the Internet.    You may vote your shares by following the “Internet” instructions on the accompanying proxy card. If you vote over the Internet, you do not need to vote by smartphone or tablet or complete and mail your proxy card.

•        You may vote by Smartphone or Tablet.    You may vote your shares by following the “Mobile Voting” instructions on the accompanying proxy card. If you vote by smartphone or tablet, you do not need to vote over the Internet or complete and mail your proxy card.

•        You may vote by mail.    You may vote by completing, dating and signing the enclosed proxy card and promptly mailing it in the postage-paid envelope provided. If you vote by mail, you do not need to vote over the Internet or by smartphone or tablet.

Uninstructed Shares

All proxies that are executed or are otherwise submitted over the Internet, smartphone, tablet or by mail will be voted on the matters set forth in the Notice of Special Meeting of Stockholders in accordance with the instructions set forth therein. However, if no choice is specified on a proxy as to one or more of the proposals, the proxy will be voted in accordance with the Board of Directors’ recommendations on such proposals as set forth in this proxy statement.

Changing your Vote

After you have submitted a proxy, you may still change your vote and/or revoke your proxy at any time prior to the Special Meeting by doing any one of the following things:

•        You may send in another proxy with a later date;

•        You may notify us in writing (or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Special Meeting that you are revoking your proxy; or

•        You may vote in person at the Special Meeting.

Beneficial Owners of Shares Held in Street Name

If the shares you own are held in “street name” by a bank, broker or other nominee record holder (collectively, “brokerage firms”), your brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares, you will need to follow the directions your brokerage firm provides you. Many brokerage firms also offer the option of voting over the Internet or by telephone, instructions for which, if available, would be provided by your brokerage firm on the voting instruction form that it delivers to you. Because most brokerage firms are member organizations of the New York Stock Exchange (“NYSE”), the rules of the NYSE will likely govern how your brokerage firm would be permitted to vote your shares in the absence of instruction from you. Under the current rules of the NYSE, if you do not give instructions to your brokerage firm, it will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to certain “non-discretionary” items. We expect that the proposal to approve and adopt an amendment to the Company’s amended and restated certificate of incorporation, as amended to increase the number of authorized shares of the Company’s common stock will be considered to be a discretionary item under the NYSE rules, and your brokerage firm will be able to vote your shares with respect to such proposals even if it does not receive instructions from you, so long as it holds your shares in its name.

Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not considered to be “entitled to vote” on that matter (broker non-votes) and are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purposes of determining the existence of a quorum at the Annual Meeting.

Quorum

The presence in person or by proxy of at least a majority of our common stock outstanding as of the Record Date will constitute a quorum and is required to transact business at the Special Meeting. Shares of common stock represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Special Meeting. If a quorum is not present, the Special Meeting may be adjourned until a quorum is obtained.

Votes Required to Approve a Proposal

The following votes are required for approval of the proposals being presented at the Special Meeting:

Proposal 1: To approve and adopt an amendment to the Company’s amended and restated certificate of incorporation to increase the number of authorized shares of the Company’s common stock.

Votes may be cast: “FOR,” “AGAINST” or “ABSTAIN.” The approval of Proposal 1 requires the affirmative vote of a majority in voting power of the votes cast. Abstentions will not be taken into account in determining the outcome of the proposal. We believe this proposal will be considered to be a “routine” matter and, accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority to vote your shares on this proposal.

Proposal 2: To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of the Class C warrants to purchase common stock in connection with an offering and sale of securities of the Company that was consummated on June 28, 2024.

Votes may be cast: “FOR,” “AGAINST” or “ABSTAIN.” The approval of Proposal 2 requires the affirmative vote of a majority in voting power of the votes cast. Broker non-votes, if any, and abstentions will not be taken into account in determining the outcome of the proposal.

Proposal 3: To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of the Class D warrants to purchase common stock in connection with an offering and sale of securities of the Company that was consummated on June 28, 2024.

Votes may be cast: “FOR,” “AGAINST” or “ABSTAIN.” The approval of Proposal 3 requires the affirmative vote of a majority in voting power of the votes cast. Broker non-votes, if any, and abstentions will not be taken into account in determining the outcome of the proposal.

Proposal 4: To approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the Authorized Share Increase Proposal, the Class C Warrant Proposal or the Class D Warrant Proposal, if there are not sufficient votes at the Special Meeting to approve and adopt any or all of the Authorized Share Increase Proposal, the Class C Warrant Proposal or the Class D Warrant Proposal.

Votes may be cast: “FOR,” “AGAINST” or “ABSTAIN.” The approval of Proposal 4 requires the affirmative vote of a majority in voting power of the votes cast. Broker non-votes and abstentions will not be taken into account in determining the outcome of the proposal.

Tabulation and Reporting of Voting Results

Preliminary voting results will be announced at the Special Meeting. Final voting results will be tallied by the inspector of election after the taking of the vote at the Special Meeting. Bluejay will publish the final voting results in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) within four business days following the Special Meeting.

Who Bears The Cost Of Soliciting Proxies?

We will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution.

Where Are The Company’s Principal Executive Offices?

The principal executive offices of Bluejay are located at 360 Massachusetts Avenue, Suite 203, Acton, MA 01720 and our telephone number is (844)327-7078.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held August 21, 2024:

This Proxy Statement is available at https://ir.bluejaydx.com/ for viewing, downloading and printing.

PROPOSAL 1: APPROVE AND ADOPT AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK

General

Our Board has adopted and is recommending that our stockholders approve a proposed amendment (the “Authorized Share Increase Amendment”) to our Amended and Restated Certificate of Incorporation, as amended, in substantially the form attached hereto as Annex A, to increase our number of authorized shares of common stock from 50,000,000 to 250,000,000. The proposed amendment is subject to approval by our stockholders. The description in this proxy statement of the proposed amendment is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the form of the amendment.

If the amendment is approved by our stockholders, the first sentence of Article “FOURTH” of the Restated Certificate will be amended and restated in its entirety to read as follows:

“The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is TWO HUNDRED FIFTY-FIVE MILLION (255,000,000) shares, consisting of (a) TWO HUNDRED FIFTY MILLION (250,000,000) shares of common stock (the “Common Stock”), and (b) FIVE MILLION (5,000,000) shares of preferred stock (the “Preferred Stock”).”

Reasons for the Amendment

Currently, the Company is authorized to issue 50,000,000 shares of common stock. Of the 50,000,000 shares of common stock authorized, as of July 3, 2024, there were (i) 3,529,882 shares of common stock outstanding, (ii) warrants for up to 59,357,324 shares of common stock outstanding (assuming the approval of proposals 1, 2 and 3), and (iii) 434 shares of common stock issuable upon exercise of outstanding options or settlement of restricted stock units. Although we are authorized to issue 5,000,000 shares of preferred stock, there were no shares of preferred stock outstanding as of the Record Date.

We anticipate that we will need to raise substantial additional capital to fund our operations while we implement and execute our business plan. Therefore, our Board has approved the above-described increase in our authorized shares of common stock as a means of providing us with the flexibility to act with respect to the issuance of common stock or securities exercisable for, or convertible into, common stock in circumstances which they believe will advance our interests and the interests of our stockholders. The failure to approve this proposal will prevent us from continuing to pursue effective strategies to access capital in the public and private markets and could negatively affect our ability to continue as a going concern.

The proposed increase to the number of authorized shares of common stock will not change the number of shares of common stock outstanding nor will it have any immediate dilutive effect or change the rights of our current stockholders. The additional common stock to be authorized by adoption of the Authorized Share Increase Amendment would have rights identical to our currently outstanding common stock. If the Authorized Share Increase Amendment is adopted, it will become effective upon filing of a certificate of amendment of the Amended and Restated Certificate of Incorporation, as amended with the Secretary of State of the State of Delaware or upon such later date as specified in such amendment. No further stockholder authorization would be required prior to the issuance of such shares, except where stockholder approval is required under Delaware corporate law or Nasdaq rules.

If the Authorized Share Increase Proposal is approved, it could have an anti-takeover effect or delay or prevent a change in control of us. Our Board is not currently aware of any unsolicited attempt to take control of us, and would act in the best interest of our stockholders if any attempt is made in the future. The holders of our common stock have no preemptive rights, and our Board of Directors has no plans to grant such rights with respect to any such shares.

Vote Required

The approval of this proposal requires the affirmative vote of a majority in voting power of the votes cast. Abstentions will not be taken into account in determining the outcome of the proposal. We believe this proposal will be considered to be a “routine” matter and, accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority to vote your shares on this proposal. Unless authority to do so is withheld, it is the intention of the persons named in the proxy to vote such proxy FOR this proposal.

Recommendation of our Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL AND ADOPTION OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK.

PROPOSAL 2: TO APPROVE, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(D),
THE ISSUANCE OF THE CLASS C WARRANTS TO PURCHASE COMMON STOCK IN CONNECTION WITH AN OFFERING AND SALE OF SECURITIES OF THE COMPANY THAT WAS CONSUMMATED ON JUNE 28, 2024.

Under the terms of the Underwriting Agreement (defined below), we are required to seek such stockholder approval as may be required by the applicable rules and regulations of the Nasdaq Capital Market (“Nasdaq”) for certain provisions (the “Class C Warrant Stockholder Approval Provisions”) of the Class C Warrants issued under the Underwriting Agreement, which are described below, to become effective (the “Class C Warrant Stockholder Approval”).

Background

We are seeking stockholder approval in accordance with the Nasdaq Listing Rules for the issuance of up to 53,680,980 shares of our common stock upon the exercise of Class C Warrants (the “Class C Warrants”) that were issued in a firm commitment underwritten public offering that was consummated on June 28, 2024, together with additional shares of our common stock that may become issuable pursuant to additional Class C Warrants that may be issued in connection with the Underwriter’s (as defined below) 15% over-allotment option.

On June 27, 2024, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Aegis Capital Corp. (the “Underwriter”), for the offering of 5,368,098 Units, consisting of either (A) one (1) share of Common Stock and two (2) Class C Warrants each to purchase one (1) share of Common Stock at a per share initial exercise price of $1.96, which will expire five (5) years from the date such Class C Warrant becomes exercisable, and one (1) Class D warrant (each, a “Class D Warrant” and together with the Class C Warrants, the “Warrants”) to purchase such number of shares of common stock as determined on the Reset Date (as defined in the Class D Warrant), and in accordance with the terms therein (collectively, each, a “Common Unit”); or (B) one Prefunded warrant (each, a “Prefunded Warrant”) to purchase one (1) share of Common Stock at an exercise price of $0.0001 and two (2) Class C Warrants and one (1) Class D Warrant (collectively, each, a “Prefunded Unit” and together with the Common Units, the “Units,” and each, a “Unit”) (the “Offering”). The Prefunded Warrants are immediately exercisable, have an exercise price of $0.001 per share and may be exercised at any time until all Prefunded Warrants are exercised in full.

In addition, the Company granted the Underwriter a 45-day option to purchase up to an additional 805,214 shares of common stock, representing up to 15% of the number of Units and Prefunded Warrants sold in the Offering, and/or an additional 1,610,429 Class C Warrants representing up to 15% of the Class C Warrants sold in the Offering, and/or an additional 805,214 Class D Warrants representing up to 15% of the Class D Warrants sold in the Offering, solely to cover over-allotments, if any.

The Offering closed on June 28, 2024. At such time, the Underwriter partially exercised its over-allotment option with respect to 678,674 Class C Warrants and 339,337 Class D Warrants. The aggregate gross proceeds to the Company were approximately $8.75 million, before deducting underwriting discounts and other estimated expenses payable by the Company.

Description of Class C Warrants

The following is a description of the provisions of the Class C Warrants issued in the Offering.

Exercisability.    The Class C Warrants will be exercisable beginning on the first trading day following Class C Warrant Stockholder Approval, at an exercise price of $1.96 per share of common stock, and will expire five (5) years from such first exercisable date. The Class C Warrants will be exercisable, at the option of each holder, in whole or in part by delivering to us a duly executed exercise notice and, at any time a registration statement registering the issuance of the shares of common stock underlying the Class C Warrants under the Securities Act is effective and available for the issuance of such shares, by payment in full in immediately available funds for the number of shares of common stock purchased upon such exercise. If a registration statement registering the issuance of the shares of common stock underlying the Class C Warrants under the Securities Act is not effective, the holder may elect to exercise the Class C Warrants through a cashless exercise, in which case the holder would receive upon such exercise the net number of shares of common stock determined according to the formula set forth in the warrant. No fractional shares of common stock will be issued in connection with the exercise of Class C Warrants. In lieu of fractional shares, we will pay the holder an amount in cash equal to the fractional amount multiplied by the exercise price or round up to the next whole share.

Exercise Limitation.    A holder will not have the right to exercise any portion of the Class C Warrants if the holder (together with its affiliates) would beneficially own in excess of 4.99% of the number of shares of our common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Class C Warrants. However, any holder may increase or decrease such percentage to any other percentage not in excess of 9.99%, provided that any increase in such percentage shall not be effective until 61 days following notice from the holder to us.

Exercise Price.    The exercise price per whole share of common stock purchasable upon exercise of the Class C Warrants is $1.96. The exercise price and floor price are subject to appropriate adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting our common stock.

Subsequent Financing.    In addition, conditioned upon the receipt of the Class C Warrant Stockholder Approval, and subject to certain exemptions, if we sell, enter into an agreement to sell, or grant any option to purchase, or sell, enter into an agreement to sell, or grant any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any shares of common stock, for a consideration per share less than the exercise price of the Class C Warrants then in effect, the exercise price of the Class C Warrants will be reduced to the lower of such price or the lowest volume weighted average price (VWAP) during the five (5) consecutive trading days immediately following such dilutive issuance or announcement thereof (subject to a floor, prior to the Class C Warrant Stockholder Approval, equal to $0.815 per share (representing 50% of the lower of our common stock’s closing price on the Nasdaq Capital Market on the date that we priced the offering or our common stock’s average closing price on the Nasdaq Capital Market for the five trading days ending on such date (such lower price, without giving effect to such 50% reduction, the “Nasdaq Minimum Price”)), and following the Class C Warrant Stockholder Approval, equal to $0.326 per share (representing 20% of the Nasdaq Minimum Price), and the number of shares issuable upon exercise will be proportionately adjusted such that the aggregate exercise price will remain unchanged.

Reverse Stock Split.    If at any time there occurs any share split, share dividend, share combination recapitalization or other similar transaction involving our common stock and the lowest daily volume weighted average price during the period commencing five (5) consecutive trading days immediately preceding through the five (5) consecutive trading days commencing on the date of such event is less than the exercise price of the Class C Warrants then in effect, then the exercise price of the Class C Warrants will be reduced (but in no event increased) to the lowest daily volume weighted average price during such period (subject to a floor, prior to the Class C Warrant Stockholder Approval, equal to 50% of the Nasdaq Minimum Price, and following the Class C Warrant Stockholder Approval, equal to 20% of the Nasdaq Minimum Price) and the number of shares issuable upon exercise will be proportionately adjusted such that the aggregate price before and after such event will remain unchanged.

Transferability.    Subject to applicable laws, the Class C Warrants may be offered for sale, sold, transferred or assigned, in whole or in part, without our consent.

Fundamental Transactions.    In the event of a fundamental transaction, as described in the Class C Warrants and generally including any reorganization, recapitalization or reclassification of our common stock, the sale, transfer or other disposition of all or substantially all of our properties or assets, our consolidation or merger with or into another person, the acquisition of more than 50% of our outstanding common stock or 50% or more of the voting power of the common equity of the Company, the holders of the Class C Warrants will be entitled to receive upon exercise of the Class C Warrants, at the option of the holder, the kind and amount of securities, cash or other property that the holders would have received had they exercised the Class C Warrants immediately prior to such fundamental transaction. If the fundamental transaction is not within the Company’s control, the holders of the Class C Warrants shall only be entitled to receive from the Company or any successor entity the same type or form of consideration (and in the same proportion), at the Black Scholes Value (as defined in the Class C Warrant) of the unexercised portion of the Class C Warrant, that is being offered and paid to the holders of common stock of the Company in connection with the fundamental transaction.

Rights as a Stockholder.    Except as otherwise provided in the Class C Warrants or by virtue of such holder’s ownership of shares of our common stock, the holder of a Class C Warrant does not have the rights or privileges of a holder of our common stock, including any voting rights, until the holder exercises the Class C Warrant.

Governing Law.    The Class C Warrants are governed by New York law.

Purpose of the Class C Warrant Stockholder Approval

Our common stock is listed on Nasdaq under the symbol “BJDX.” Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions other than public offerings of greater than 20% of the outstanding common stock or voting power of the Company prior to the Offering for less than the applicable Nasdaq Minimum Price. In order to comply with Nasdaq Listing Rule 5635(d), the Class C Warrants are not exercisable unless and until the Class C Warrant Stockholder Approval is obtained.

We are seeking stockholder approval for the issuance of up to an aggregate of 53,680,980 shares of our common stock upon the exercise of the Class C Warrants that were issued or are issuable, together with additional shares of our common stock that may become issuable pursuant to additional Class C Warrants that may be issued in connection with the Underwriter’s 15% over-allotment option. Effectively, stockholder approval of this Class C Warrant Proposal is one of the conditions for us to receive cash upon the exercise of the Class C Warrants.

The Board is not seeking the approval of our stockholders to authorize our entry into or consummation of the transactions contemplated by the Underwriting Agreement, as the Offering has already been completed and the Class C Warrants have already been issued. We are only asking for approval to issue the shares of common stock issuable upon exercise of the Class C Warrants.

Potential Adverse Effects of the Class C Warrant Stockholder Approval Provisions

Following effectiveness of the Class C Warrant Stockholder Approval, existing stockholders will suffer dilution in their ownership interests in the future as a result of the potential issuance of shares of common stock upon exercise of the Class C Warrants. Assuming the full exercise of the Class C Warrants, an aggregate of 53,680,980 additional shares of common stock (plus additional shares that may become issuable pursuant to additional Class C Warrants that may be issued in connection with the Underwriter’s 15% over-allotment option) will be outstanding and the ownership interest of our existing stockholders would be correspondingly reduced.

The sale into the public market of these shares also could materially and adversely affect the market price of our common stock.

Vote Required

The approval of this proposal requires the affirmative vote of a majority in voting power of the votes cast. Broker non-votes and abstentions will not be taken into account in determining the outcome of the proposal.

Recommendation of our Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(D), OF THE ISSUANCE OF THE CLASS C WARRANTS TO PURCHASE COMMON STOCK IN CONNECTION WITH AN OFFERING AND SALE OF SECURITIES OF THE COMPANY THAT WAS CONSUMMATED ON JUNE 28, 2024.

PROPOSAL 3: TO APPROVE, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(D), THE ISSUANCE OF THE CLASS D WARRANTS TO PURCHASE COMMON STOCK IN CONNECTION WITH AN OFFERING AND SALE OF SECURITIES OF THE COMPANY THAT WAS CONSUMMATED ON JUNE 28, 2024.

Under the terms of the Underwriting Agreement, we are required to seek such stockholder approval as may be required by the applicable rules and regulations of the Nasdaq Capital Market (“Nasdaq”) for certain provisions (the “Class D Warrant Stockholder Approval Provisions”) of the Class D Warrants issued under the Underwriting Agreement, which are described below, to become effective (the “Class D Warrant Stockholder Approval”).

Background

We are seeking stockholder approval in accordance with the Nasdaq Listing Rules for the issuance of up to 21,472,392 shares of our common stock upon the exercise of Class D Warrants that were issued in the Offering, together with additional shares of our common stock that may become issuable pursuant to additional Class D Warrants that may be issued in connection with the Underwriter’s 15% over-allotment option.

On June 27, 2024, the Company entered into the Underwriting Agreement, for the offering of 5,368,098 Units, consisting of either (A) one (1) share of Common Stock and two (2) Class C Warrants each to purchase one (1) share of Common Stock at a per share initial exercise price of $1.96, which will expire five (5) years from the date such Class C Warrant becomes exercisable, and one (1) Class D warrant to purchase such number of shares of common stock as determined on the Reset Date (as defined in the Class D Warrant), and in accordance with the terms therein; or (B) one Prefunded Warrant to purchase one (1) share of Common Stock at an exercise price of $0.0001 and two (2) Class C Warrants and one (1) Class D Warrant. The Prefunded Warrants are immediately exercisable, have an exercise price of $0.001 per share and may be exercised at any time until all Prefunded Warrants are exercised in full.

In addition, the Company granted the Underwriter a 45-day option to purchase up to an additional 805,214 shares of common stock, representing up to 15% of the number of Units and Prefunded Warrants sold in the Offering, and/or an additional 1,610,429 Class C Warrants representing up to 15% of the Class C Warrants sold in the Offering, and/or an additional 805,214 Class D Warrants representing up to 15% of the Class D Warrants sold in the Offering, solely to cover over-allotments, if any.

The Offering closed on June 28, 2024. The Underwriter partially exercised its over-allotment option with respect to 678,674 Class C Warrants and 339,337 Class D Warrants. The aggregate gross proceeds to the Company were approximately $8.75 million, before deducting underwriting discounts and other estimated expenses payable by the Company.

Description of Class D Warrants

The following is a description of the provisions of the Class D Warrants issued in the Offering.

Exercisability.    The Class D Warrants are exercisable immediately, at an initial exercise price of $0.0001 per share of common stock.

Exercise Limitation.    A holder will not have the right to exercise any portion of the Class D Warrants if the holder (together with its affiliates) would beneficially own in excess of 4.99% of the number of shares of our common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Class D Warrants.

Exercise Price.    The exercise price and number of shares of common stock issuable under the Class D Warrants are subject to adjustment based upon the weighted average price of our common stock over a rolling five (5)-trading day period between the issuance date of the Class D Warrants and the close of trading on the tenth (10th) trading day following the Class D Warrant Stockholder Approval (subject to a floor, prior to the Class D Warrant Stockholder Approval, equal to $0.815 per share (representing 50% of the Nasdaq Minimum Price), and following the Class D Warrant Stockholder Approval, equal to $0.326 per share (representing 20% of the Nasdaq Minimum Price)). The exercise price and floor price are subject to appropriate adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting our common stock and also upon any distributions of assets, including cash, stock or other property to our stockholders.

Reverse Stock Split.    If at any time there occurs any share split, share dividend, share combination recapitalization or other similar transaction involving our common stock, the exercise price of the Class D Warrants in effect immediately prior to such subdivision will be proportionately reduced or increased, as applicable, and the number of Warrant Shares upon exercise of the Class D Warrants will be proportionately increased or decreased, as applicable.

Transferability.    Subject to applicable laws, the Class D Warrants may be offered for sale, sold, transferred or assigned without our consent.

Fundamental Transactions.    The Company shall not enter into a fundamental transaction, as described in the Class D Warrants and generally including any reorganization, recapitalization or reclassification of our common stock, the sale, transfer or other disposition of all or substantially all of our properties or assets, our consolidation or merger with or into another person, the acquisition of more than 50% of our outstanding common stock or 50% or more of the voting power of the common equity of the Company, unless the successor entity in such transaction assumes in writing all of the obligations of the Company under the Class D Warrants. Such security of the successor entity shall be evidenced by a written instrument substantially similar in form and substance to the Class D Warrants, including, without limitation, an adjusted exercise price equal to the value for the Common Stock reflected by the terms of such fundamental transaction, and exercisable for a corresponding number of shares of capital stock equivalent to the Common Shares acquirable and receivable upon exercise of the Class D Warrants (without regard to any limitations on the exercise of the Class D Warrants) prior to such fundamental transaction, and with an exercise price which applies the exercise price described in the Class D Warrants to such shares of capital stock (but taking into account the relative value of the Common Shares pursuant to such fundamental transaction and the value of such shares of capital stock, such adjustments to the number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of the Class D Warrants immediately prior to the occurrence or consummation of such fundamental transaction).

Rights as a Stockholder.    Except as otherwise provided in the Class D Warrants or by virtue of such holder’s ownership of shares of our common stock, the holder of a Class D Warrant does not have the rights or privileges of a holder of our common stock, including any voting rights, until the holder exercises the Class D Warrant.

Governing Law.    The Class D Warrants are governed by New York law.

Purpose of the Class D Warrant Stockholder Approval

Our common stock is listed on Nasdaq under the symbol “BJDX.” Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions other than public offerings of greater than 20% of the outstanding common stock or voting power of the Company prior to the Offering for less than the applicable Nasdaq Minimum Price. In order to comply with Nasdaq Listing Rule 5635(d), the exercise price adjustment provisions of the Class D Warrants currently contain a floor price of $0.815 per share (representing 50% of the Nasdaq Minimum Price). If the Class D Warrant Stockholder Approval is obtained, this floor price will be reduced to $0.326 per share (representing 20% of the Nasdaq Minimum Price).

We are seeking stockholder approval for the issuance of up to an aggregate of 21,472,392 shares of our common stock upon the exercise of the Class D Warrants that were issued or are issuable, together with additional shares of our common stock that may become issuable pursuant to additional Class D Warrants that may be issued in connection with the Underwriter’s 15% over-allotment option. Because the Class D Warrants contain a nominal exercise price of $0.0001 per share, the Company will not receive any proceeds upon exercise of the Class D Warrants, whether or not the Class D Warrant Stockholder Approval occurs.

The Board is not seeking the approval of our stockholders to authorize our entry into or consummation of the transactions contemplated by the Underwriting Agreement, as the Offering has already been completed and the Class D Warrants have already been issued. We are only asking for approval to issue the shares of common stock issuable upon exercise of the Class D Warrants.

Potential Adverse Effects of the Class D Warrant Stockholder Approval Provisions

Following effectiveness of the Class D Warrant Stockholder Approval, existing stockholders will suffer dilution in their ownership interests in the future as a result of the potential issuance of shares of common stock upon exercise of the Class D Warrants. Assuming the full exercise of the Class D Warrants, an aggregate of 21,472,392 additional shares of common stock (plus additional shares that may become issuable pursuant to additional Class D Warrants that may be issued in connection with the Underwriter’s 15% over-allotment option) will be outstanding and the ownership interest of our existing stockholders would be correspondingly reduced.

The sale into the public market of these shares also could materially and adversely affect the market price of our common stock.

Vote Required

The approval of this proposal requires the affirmative vote of a majority in voting power of the votes cast. Broker non-votes and abstentions will not be taken into account in determining the outcome of the proposal.

Recommendation of our Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(D), OF THE ISSUANCE OF THE CLASS D WARRANTS IN CONNECTION WITH AN OFFERING AND SALE OF SECURITIES OF THE COMPANY THAT WAS CONSUMMATED ON JUNE 28, 2024.

PROPOSAL 4: APPROVE ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE AUTHORIZED SHARE INCREASE PROPOSAL, THE CLASS C WARRANT PROPOSAL OR THE CLASS D WARRANT PROPOSAL IF THERE ARE NOT SUFFICIENT VOTES AT THE SPECIAL MEETING TO APPROVE AND ADOPT THE AUTHORIZED SHARE INCREASE PROPOSAL, THE CLASS C WARRANT PROPOSAL OR THE CLASS D WARRANT PROPOSAL

General

In addition to Authorized Share Increase Proposal, the Class C Warrant Proposal and the Class D Warrant Proposal, our stockholders are also being asked to approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Authorized Share Increase Proposal, the Class C Warrant Proposal or the Class D Warrant Proposal, if there are insufficient votes at the time of such adjournment to approve and adopt the Authorized Share Increase Proposal, the Class C Warrant Proposal or the Class D Warrant Proposal. If the Adjournment Proposal is approved, the Special Meeting could be successively adjourned to another date. In addition, the Board could postpone the Special Meeting before it commences, whether for the purpose of soliciting additional proxies or for other reasons. If the Special Meeting is adjourned for the purpose of soliciting additional proxies, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their exercise at the adjourned meeting.

Vote Required

The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for the approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Authorized Share Increase Proposal, the Class C Warrant Proposal or the Class D Warrant Proposal. Abstentions will have no effect on the outcome of this proposal.

Holders of proxies solicited by this proxy statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, then “FOR” the Adjournment Proposal.

Recommendation of our Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE AUTHORIZED SHARE INCREASE PROPOSAL, THE CLASS C WARRANT PROPOSAL OR THE CLASS D WARRANT PROPOSAL IF THERE ARE NOT SUFFICIENT VOTES AT THE SPECIAL MEETING TO APPROVE AND ADOPT THE AUTHORIZED SHARE INCREASE PROPOSAL, THE CLASS C WARRANT PROPOSAL OR THE CLASS D WARRANT PROPOSAL

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of the Record Date, regarding beneficial ownership of our common stock by:

•        each of our directors;

•        each of our named executive officers (“NEOs”);

•        all directors and executive officers as a group; and

•        each person, or group of affiliated persons, known by us to beneficially own five percent or more of our shares of common stock.

Beneficial ownership is determined according to the rules of the SEC, and generally means that a person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power of that security and includes options that are currently exercisable or exercisable within 60 days. Each director or executive officer, as the case may be, has furnished us with information with respect to beneficial ownership. Except as otherwise indicated, we believe that the beneficial owners of common stock listed below, based on the information each of them has given to us, have sole investment and voting power with respect to their shares, except where community property laws may apply. Except as otherwise noted below, the address for each person or entity listed in the table is c/o Bluejay Diagnostics, Inc., 360 Massachusetts Avenue, Suite 203, Acton, MA 01720.

Name of Beneficial Owner	Shares beneficially owned		Percent of Class(1)
Armistice Capital, LLC(2) 510 Madison Avenue, 7th Floor New York, New York 10022	24,315		9.99%
Sabby Management, LLC(3) 115 Hidden Hills Dr. Spicewood, TX 78669	22,189		9.99%
Directors and Named Executive Officers
Indranil (Neil) Dey	30,184	(4)	5.4%
Svetlana Dey	26,099	(5)	4.6%
Donald R. Chase	5,645	(6)	1.0%
Dr. Jason Cook	1,212	(7)	*
Kenneth Fisher	457	(8)	*
Gary Gemignani	342	(9)	*
Douglas C. Wurth	21,953	(10)	3.9%
Fred S. Zeidman	341	(11)	*
Frances Scally	—		—
Directors and Named Executive Officers as a Group (7 persons)	60,663		10.7%

____________

*        Less than 1%.

(1)      Based on 563,960 shares of common stock outstanding as of the Record Date.

(2)      Based solely on a Schedule 13G filed with the SEC on February 14, 2024 by Armistice Capital, LLC and adjusted to reflect the 1-for-8 reverse stock split consummated on June 20, 2024. Armistice Capital LLC is the beneficial owner of 24,315 shares and has shared dispositive power of 24,315 shares and shared voting power of 24,315 shares; and Steven Boyd is the beneficial owner of 24,315 shares and has shared dispositive power of 24,315 shares and shared voting power of 24,315 shares. Armistice Capital is also the holder of warrants to acquire shares of the Company’s common stock, which warrants may not be exercised to the extent such exercise would cause Armistice Capital to beneficially own more than 9.99% of the Company’s outstanding common stock.

(3)      Based solely on a Schedule 13G filed with the SEC on January 3, 2024 by Sabby Management, LLC and adjusted to reflect the 1-for-8 reverse stock split consummated on June 20, 2024. Sabby Management, LLC is the beneficial owner of 22,189 shares and has shared dispositive power of 22,189 shares and shared voting power of 22,189 shares; Sabby Volatility Warrant Master Fund, Ltd. has an address at c/o Ogier Fiduciary Services (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9007, Cayman Islands and is the beneficial owner of 22,189 shares and has shared dispositive power of 22,189 shares and shared voting power of 22,189 shares; and Hal Mintz is the beneficial owner of 22,189 shares and has shared dispositive power of 22,189 shares and shared voting power of 22,189 shares. Sabby is also the holder of warrants to acquire shares of the Company’s common stock, which warrants may not be exercised to the extent such exercise would cause Sabby to beneficially own more than 9.99% of the Company’s outstanding common stock.

(4)      Includes (i) 3,565 shares held directly by Mr. Dey, (ii) 25,570 held by Lana Management & Business Research International, LLC, an entity owned by Mr. Dey and Ms. Dey and which Mr. Dey and Ms. Dey have voting and dispositive power over the shares held by such entity, (iii) 46 shares underlying options at an exercise price of $174.40 per share, (iv) 5 shares underlying warrants at an exercise price of $367.20 per share, (v) 4 shares underlying warrants at an exercise price of $152.00 per share, and (vi) 994 shares underlying a restricted stock unit grant.

(5)      Includes (i) 187 shares held directly by Ms. Dey, (ii) 25,570 held by Lana Management & Business Research International, LLC, an entity owned by Mr. Dey and Ms. Dey and which Mr. Dey and Ms. Dey have voting and dispositive power over the shares held by such entity, (iii) 156 shares underlying options at an exercise price of $446.40 per share, (iv) 15 shares underlying options at an exercise price of $201.60, and (v) 171 shares underlying a restricted stock unit grant.

(6)      Includes (i) 4,783 shares held directly by Mr. Chase, (ii) 147 shares underlying options at an exercise price of $152.48 per share, (iii) 246 shares underlying options at an exercise price of $25.92 per share, (iv) 156 shares underlying options at an exercise price of $446.40 per share, (v) 142 shares underlying warrants at an exercise price of $367.20 per share, and (vi) 171 shares underlying a restricted stock unit grant.

(7)      Includes (i) 280 shares held directly by Dr. Cook, (ii) 468 shares underlying options at an exercise price of $560.00 per share, (iii) 33 shares underlying options at an exercise price of $174.40 per share, and (iv) 431 shares underlying a restricted stock unit grant.

(8)      Includes 457 shares held directly by Mr. Fisher.

(9)      Includes (i) 156 shares underlying options at an exercise price of $435.20 per share, (ii) 15 shares underlying options at an exercise price of $201.60 per share, and (iii) 171 shares underlying a restricted stock unit grant.

(10)    Includes (i) 13,664 shares held directly by Mr. Wurth, (ii) 6,930 held by Wurth Holdings LLC, an entity controlled by Mr. Wurth, (iii) 737 shares underlying options at an exercise price of $152.48 per share, (iv) 15 shares underlying options at an exercise price of $201.60 per share, (v) 387 shares underlying warrants at an exercise price of $367.20 per share, (vi) 49 shares underlying warrants at an exercise price of $156.00 per share and (vii) 171 shares underlying a restricted stock unit grant.

(11)    Includes (i) 62 shares underlying options at an exercise price of $560.00 per share, (ii) 93 shares underlying options at an exercise price of $446.40 per share, (iii) 15 shares underlying options at an exercise price of $201.60 per share, and (iv) 171 shares underlying a restricted stock unit grant.

OTHER PROPOSED ACTION

Our Board does not intend to bring any other matters before the Special Meeting, nor does it know of any matters which other persons intend to bring before the Special Meeting. If, however, other matters not mentioned in this proxy statement properly come before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are the Company’s stockholders may be “householding” our proxy materials. A single copy of the proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the proxy materials, please (1) notify your broker, or (2) direct your written request to Bluejay Diagnostics, Inc., 360 Massachusetts Avenue, Suite 203, Acton, MA 01720, Attention: Corporate Secretary, or call us at (844) 327-7078. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their brokers. In addition, upon written or oral request to the address set forth above, we will promptly deliver a separate copy of the proxy materials to any stockholder at a shared address to which a single copy of the documents was delivered.

STOCKHOLDER PROPOSALS AND SUBMISSIONS

In order to be eligible for inclusion in our proxy statement and form of proxy for our next Annual Meeting, a proposal of a stockholder, including the submission of a stockholder nominee for election to our Board, must be received at our principal executive offices located in Acton, Massachusetts no later than December 16, 2024. For any proposal that a stockholder wishes to propose for consideration at our next Annual Meeting but does not wish to include in the proxy materials for that meeting, our Amended and Restated Bylaws require a notice of the proposal to be delivered not less than 90 days but not more than 120 days prior to the anniversary of our preceding annual meeting of stockholders, or not before December 15, 2024 and not later than January 14, 2025. The notice of the proposal also must comply with the content requirements for such notices set forth in our Amended and Restated Bylaws.

In addition to satisfying the foregoing requirements, to comply with the universal proxy rules under Rule 14a-19 of the Exchange Act, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19(b) under the Exchange Act no later than March 15, 2025.

Annex A

CERTIFICATE OF AMENDMENT TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED
OF
BLUEJAY DIAGNOSTICS, INC.

Bluejay Diagnostics, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the Delaware General Corporation Laws (the “DGCL”), does hereby certify as follows:

FIRST:    The name of the Corporation is Bluejay Diagnostics, Inc., the date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Secretary of State”) was March 20, 2015, the date of filing of its Amended and Restated Certificate of Incorporation (the “Restated Certificate”) with the Secretary of State was October 22, 2021, the date of filing of a Certificate of Amendment to the Restated Certificate with the Secretary of State was July 21, 2023, the date of filing of a Certificate of Amendment to the Restated Certificate with the Secretary of State was May 14, 2024, and the date of filing of a Certificate of Amendment to the Restated Certificate with the Secretary of State was June 17, 2024.

SECOND:    The text of Section 4.1 (Authorized Capital Stock) of Article IV (Capitalization) of the Restated Certificate is amended and restated in its entirety to read as follows:

“The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is TWO HUNDRED FIFTY-FIVE MILLION (255,000,000) shares, consisting of (a) TWO HUNDRED FIFTY MILLION (250,000,000) shares of common stock (the “Common Stock”), and (b) FIVE MILLION (5,000,000) shares of preferred stock (the “Preferred Stock”).”

THIRD:    That resolutions were duly adopted by unanimous written consent of the Board of Directors of the Corporation setting forth this amendment to the Restated Certificate.

FOURTH:    That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this Certificate of Amendment to be signed on its behalf, by __________, its __________, this __________ day of __________, __________.

BLUEJAY DIAGNOSTICS, INC.
By:
Name:
Title:

Annex A-1

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. 2024 Vote by Internet, Smartphone or Tablet – QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail BLUEJAY DIAGNOSTICS INC. Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., East-ern Time, on August 20, 2024. INTERNET www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares. PLEASE DO NOT RE-TURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY CARD THE BOARD OF DI-RECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4. Please mark your votes like this Proposal 1. To approve and adopt an amendment to the Company’s amended and restated certificate of incorporation, as amended, to increase the num-ber of authorized shares of the Company’s common stock (the “Authorized Share In-crease Proposal”); Proposal 2. To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of the Class C warrants to purchase common stock in connec-tion with an offering and sale of securities of the Company that was consummated on June 28, 2024 (the “Class C Warrant Proposal”); Proposal 3. To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of the Class D warrants to purchase common stock in connection with an offering and sale of securities of the Company that was consummated on June 28, 2024 (the “Class D Warrant Proposal”); and Pro-posal 4. To approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the Authorized Share Increase Proposal, the Class C Warrant Proposal or the Class D Warrant Proposal, if there are not sufficient votes at the Special Meeting to approve and adopt any or all of the Authorized Share Increase Proposal, the Class C Warrant Proposal or the Class D Warrant Proposal (the “Adjournment Proposal”).FOR AGAINST ABSTAIN CONTROL NUMBER Signature Signature, if held joint-ly Date , 2024 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

2024 Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Stockholders To view the Proxy Statement and to Attend the Special Meeting, please go to: https://www.cstproxy.com/bluejaydx/sm2024 FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY CARD’ THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS BLUEJAY DIAGNOSTICS INC. The undersigned appoints Neil (Indranil) Dey and Jason Cook, and each of them, as proxies, each with the power to appoint his substitute and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Bluejay Diagnostics, Inc. held of record by the undersigned at the close of business on June 24, 2024 at the Special Meeting of Stockholders of Bluejay Diagnostics, Inc. to be held on August 21, 2024 or at any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1, 2, 3 AND 4, AND IN ACCORDANCE WITH THE JUDGEMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued and to be marked, dated and signed, on the other side)